EXHIBIT 10.12

MUTUAL EASEMENT AGREEMENT

This Mutual Easement Agreement (this “Easement Agreement”) is made as of the 31st day of March, 2009, among SemCrude, L.P. (“SemCrude”), and SemGroup Energy Partners, L.L.C. (“SGLLC”), and SemGroup Crude Storage, L.L.C. (“Storage” and together with SGLLC, “SGLP”).

WITNESSETH

Whereas, SemCrude, SemGroup, L.P., SemMaterials, L.P. and SemManagement, L.L.C. and SemGroup Energy Partners, L.P., SGLLC, SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemMaterials Energy Partners, L.L.C. and SGLP Asphalt, L.L.C. have entered into a Master Agreement, dated as of the date hereof (the “Master Agreement”); and

Whereas, the parties own certain real estate in Payne County, Oklahoma, located within and adjacent to a multi-owner crude oil storage and terminal facility (the “Facility”) located in Cushing, Oklahoma, commonly known as the Cushing Terminal Facility, and consisting of three parts commonly known as “Cushing North”, “Cushing Central” and “Cushing South”; and

Whereas, SemCrude owns the real estate described on the Exhibit A attached hereto (less and except the 20.25 acre tract owned by Storage and described on the Exhibit B attached hereto), located within the Cushing North portion of the Facility (the “SemCrude Property”); and

Whereas, SGLLC owns the real estate described on the Exhibit B attached hereto, other than the 20.25 acre tract, and Storage owns the 20.25 acre tact described on said Exhibit B, all located within the Cushing North portion of the Facility (collectively, the “SGLP North Property”); and

Whereas, SGLLC also owns the real estate described on the Exhibit C attached hereto, located within the Cushing Central portion of the Facility (the “SGLP Central Property”); and

Whereas, SGLLC also owns the real estate described on the Exhibit D attached hereto, located within the Cushing South portion of the Facility (the “SGLP South Property”); and

Whereas, the SemCrude Property and the SGLP North Property are generally depicted, together with existing and certain planned crude oil storage tanks, buildings, pipelines, LACTs, manifolds, meters, water and utility equipment, berms, ponds, fencing and other improvements and related equipment (whether depicted or not) (collectively, whether owned by SemCrude or SGLP, the “Improvements”), on the Exhibits E-1 and E-2 attached hereto; and

Whereas, the parties, together with other signatories thereto, have entered into a certain Shared Services Agreement as of even date herewith (the “SSA”), which SSA addresses certain activities on the Cushing North portion of the Facility and other matters.

Now, Therefore, for and in consideration of the covenants and grants of rights granted hereunder, the parties hereto mutually agree to the grant of mutually beneficial easements across each of their properties, for the benefit of the other, as follows:

1.
Grant of Easement for Access for Shared Services.  Each of the parties hereto grants to the other a non-exclusive easement for access to and from, under, over and across the SemCrude Property, the SGLP North Property, the SGLP Central Property and the SGLP South Property, as the case may be, as reasonably needed or desirable in order to perform its obligations under and in compliance with the terms and requirements of the SSA, together with such recipient’s representatives, engineers, consultants and contractors (collectively, “Representatives”).

2.
Grant of Easement for SemCrude Facility Improvements.  SGLP, as grantor, hereby grants to SemCrude, as grantee, a non-exclusive easement for SemCrude’s Improvements as presently located or to be located on the SGLP North Property and for such Improvements, including without limitation the right to add foam lines, water lines and electrical power lines for the benefit of grantor and grantee’s equipment and systems, to reconfigure the North Extension Manifold in order to split its output capacity to serve SGLP and SemCrude tanks individually, together with replacements thereof made from time to time, together with a non-exclusive easement for access to and from, under, over and across, the SGLP North Property, to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace said Improvements.

3.
Grant of Easement for SGLP Facility Improvements.  SemCrude, as grantor, hereby grants to SGLP, as grantee, a non-exclusive easement for SGLP’s Improvements as presently located or to be located on the SemCrude Property and for such Improvements, together with replacements thereof made from time to time, together with a non-exclusive easement for access to and from, under, over and across, the SemCrude Property, to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace said Improvements.

4.
Grant of Easement for SemCrude See Line Pipeline.  SGLP, as grantor, hereby grants to SemCrude, as grantee, a non-exclusive easement for the See Line Pipeline presently located on the SGLP South Property which connects to SGLP’s tanks at Cushing South, to remain in its current location, together with replacements thereof made from time to time, together with a non-exclusive easement for access to and from, under, over and across, the SGLP South Property, to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace said pipeline.

5.
Grant of Easement for Additional Pipeline Rights to SemCrude.  To the extent permitted by the applicable easement, right-of-way, lease or license agreement granted by third party(ies) in favor of SGLP within and between Cushing North, Cushing Central and Cushing South (the “SGLP Easements”), SGLP, as grantor, hereby grants to SemCrude, as grantee, a non-exclusive easement to construct pipelines and related equipment within the SGLP Easements, to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace pipelines, together with a non-exclusive easement for access to and from, under, over and across, the underlying land, subject, in each instance to the following terms and conditions: (i) the grant of rights hereunder shall be subject to all terms and conditions of the SGLP Easements, (ii) SemCrude shall pay all costs and expenses, and fees and charges imposed by third parties, of all kinds associated with its use of such SGLP Easements, and (iii) SGLP shall have the right to prohibit the installation of SemCrude’s pipelines or equipment if such pipelines or equipment would materially interfere with SGLP’s pipelines or equipment located within the SGLP Easements, as reasonably determined by SGLP.  SemCrude shall notify SGLP in writing in the event SemCrude elects to exercise its rights under this Section, in which event SGLP shall provide to SemCrude a copy of the underlying muniment of title evidencing the applicable SGLP Easement (or applicable portions or summaries thereof if subject to limitations on disclosure) and the parties shall cooperate in good faith in the determination of the location and depth of such pipeline and related equipment and the construction schedule therefor, and SGLP shall cooperate, at no cost or expense to SGLP, in the obtaining of any consents required from the underlying grantor (it being agreed that SemCrude shall bear the cost and expense of obtaining all such consents).

6.
Agreement to Grant Easement for Future See Line Pipeline.  SGLP, as grantor, agrees to allow SemCrude to construct a new See Line pipeline over and across and underground on the SGLP North Property to connect to Tank 1007, substantially in the location designated therefor on Exhibit E-1. Upon commencement of the construction thereof, such future See Line pipeline shall be an Improvement hereunder for all purposes.  SemCrude shall notify SGLP in writing in the event SemCrude elects to construct such pipeline, and the parties shall cooperate in good faith in the determination of the location of such pipeline and the construction schedule therefor.  Upon completion of such construction, SemCrude shall deliver to SGLP a revised Exhibit E-1 showing the as-built location of the See Line pipeline, in form satisfactory to both parties.

7.
Agreement to Grant Easement for Future 20-Inch Pipeline.   SGLP, as grantor, agrees to allow SemCrude to construct a new 20-inch pipeline with related equipment (the “20-Inch Pipeline”) over and across and underground on any property within the Facility owned by SGLP in a location to be mutually determined by SGLP and SemCrude, and to grant to SemCrude a non-exclusive easement to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace the 20-Inch Pipeline, for the purpose of connecting SemCrude’s operations at the Cushing North portion of the Facility to terminal facilities located in the Cushing South portion of the Facility.  Upon commencement of the construction thereof, such 20-Inch Pipeline shall be an Improvement hereunder for all purposes.  SemCrude shall notify SGLP in writing in the event SemCrude elects to construct the 20-Inch Pipeline, and the parties shall cooperate in good faith in the determination of the location of such pipeline and the construction schedule therefor.  Upon completion of such construction, SemCrude shall deliver to SGLP a revised Exhibit E-1 showing the as-built location of the 20-Inch Pipeline, , in form satisfactory to both parties.

8.
Grant of Easement for Additional Pipeline Rights to SGLP.  To the extent permitted by the applicable easement, right-of-way, lease or license agreement granted by third party(ies) in favor of SemCrude with respect to the 20-Inch Pipeline on property other than property owned by SGLP, SemCrude, as grantor, hereby grants to SGLP, as grantee, a non-exclusive easement to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace pipelines and related equipment within any easement rights held by SemCrude within the Facility for SemCrude’s 20-Inch Pipeline, together with a non-exclusive easement for access to and from, under, over and across, the underlying land, subject, in each instance to the following terms and conditions: (i) the grant of rights hereunder shall be subject to all terms and conditions of the grant of right-of-way or easement or lease or license by which SemCrude holds its interest, (ii) SGLP shall pay all costs and expenses ,and fees and charges imposed by third parties, of all kinds associated with its use of such right-of-way, easement, lease or license, and (iii) SemCrude shall have the right to prohibit the installation of SGLP’s pipelines or equipment if such pipelines or equipment would materially interfere with SemCrude’s pipelines or equipment located within such right-of-way or easement or lease or license area.  SGLP shall notify SemCrude in writing in the event SGLP elects to exercise its rights under this Section, in which event SemCrude shall provide to SGLP a copy of the underlying muniment of title evidencing the applicable right-of-way, easement, lease or license and the parties shall cooperate in good faith in the determination of the location of such pipeline and the construction schedule therefor, and SemCrude shall cooperate, at no cost or expense to SemCrude, in the obtaining of any consents required from the underlying grantor (it being agreed that SGLP shall bear the cost and expense of obtaining all such consents).

9.
Agreement to Grant Easement for SGLP Pipeline.  SemCrude, as grantor, agrees to allow SGLP to construct a new pipeline with related equipment (the “SGLP Pipeline”) over and across and underground on any property within the Facility owned by SemCrude in a location to be mutually determined by SGLP and SemCrude, and to grant to SGLP a non-exclusive easement to construct, install, bury, maintain, connect, operate, use, inspect, test, remove, change and replace the SGLP Pipeline, for the purpose of connecting SGLP’s operations at the Cushing Central portion of the Facility to terminal facilities located in the Cushing North portion of the Facility.  Upon commencement of the construction thereof, such SGLP Pipeline shall be an Improvement hereunder for all purposes.  SGLP shall notify SemCrude in writing in the event SGLP elects to construct the SGLP Pipeline, and the parties shall cooperate in good faith in the determination of the location of such pipeline and the construction schedule therefor.  Upon completion of such construction, SGLP shall deliver to SemCrude a revised Exhibit E-1, showing the as-built location of the SGLP Pipeline, in form satisfactory to both parties.

10.	Conditions of Operations. Each party hereto, in the exercise of its easement rights across the property of the other party hereunder, agrees as follows:

A.
All uses of the grantor’s property are made at the risk of the grantee.  Each grantee shall, and shall cause all of its Representatives to, comply with work safety rules, regulations, instructions and scheduling concerning the use of the grantor’s property.  Any construction hereunder shall be done at the sole risk of the party having such construction done, and not at the grantor’s risk.  Except to the extent covered in the SSA (in which event the SSA shall govern), each grantor and grantee shall keep and maintain the Improvements of such grantor or grantee in good condition and repair, and shall make all repairs, replacements and renewals, foreseen and unforeseen, ordinary or extraordinary, in order to maintain the same in such state of condition and repair.

B.
Each party as grantee shall operate and maintain its Improvements located on the property of the grantor, and the exercise of the easements rights by the grantee thereof hereunder shall be, without undue interference with the operations of the grantor, or its tenants, licensees, guests, or invitees.  Except to the extent covered in the SSA (in which event the SSA shall govern), each such grantee shall, at its sole cost and expense, promptly repair and restore any and all damage to the property of grantor, including, without limitation, damage to any improvements located on such property, caused by the exercise of such easement rights by such grantor.  If such repair and/or restoration is not carried out within a reasonable period after the date such damage is caused, the applicable grantor shall have the right to cause such repair and/or restoration to be made, and the applicable grantee shall, upon written demand therefor by such grantor, reimburse grantor for all of its fees, costs and expenses (including, without limitation, reasonable attorneys’ fees and court costs) incurred in making or related to such repair and/or restoration.

C.
Each party shall cause its operations and construction hereunder and the use of the other’s property to be in compliance with all applicable laws, statutes, regulations, rules, zoning laws, environmental laws, health and safety laws, and any other federal, state or local codes and ordinances applicable to the party, its business, operations, improvements and equipment, and the property affected thereby.  Each party shall conduct its operations on the property of the other in a good and workmanlike manner, exercising reasonable skill, care and diligence in performing the same, consistent in all material respects with prudent industry practices.

D.           In the event either party is in default of its obligations hereunder, the other party shall notify the defaulting party in writing thereof, providing reasonable detail of such default for proper identification, and the grantee shall have thirty days to cure such default; provided, that if the defaulting party shall commence to cure such default within twenty days of receipt of such notice, and shall proceed to cure such default with due diligence, the defaulting party shall have a period of up to ninety days to complete such cure.  Notwithstanding the foregoing, if any operation of a party hereto constitutes a present danger to life or property, the party responsible for such condition shall immediately cause the cure of such condition, including as necessary termination of operation of the Improvements causing such condition, until the condition is resolved.  Each party shall be entitled to receive injunctive or similar relief to enjoin any default.  Each party grants to the other party the right to enforce the grants of easement rights herein by specific performance.  Any partial release of any easement rights granted herein shall not affect any other easement rights granted herein.

E.           Each grantor and grantee shall keep in effect, at their respective sole cost and expenses, reasonably satisfactory comprehensive general liability insurance covering their respective properties and the easement rights granted hereunder with maximum limits of liability of not less than $1,000,000 for bodily injury of death to one person, or to any group of persons as a result of one accident, and $1,000,000 for property damage.  Each party shall name the applicable other party as an additional insured and furnish such other party with certificates of current policies, and upon expiration thereof, renewal certificates, evidencing such insurance.

F.           Each grantor shall pay all real estate taxes and assessments that shall be due and payable on its property prior to delinquency.

G.           Nothing contained herein shall be construed or deemed to constitute a dedication, express or implied, of any real property to or for any public use or purpose whatsoever.

11.
No Representation.  EACH GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS EASEMENT AGREEMENT, THE EASEMENTS GRANTED TO IT HEREUNDER ARE BEING GRANTED TO SUCH GRANTEE “AS IS, WHERE IS, AND WITH ANY AND ALL FAULTS AND PATENT AND LATENT DEFECTS” AND GRANTOR HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATION, PROMISE, COVENANT, AGREEMENT, GUARANTY OR WARRANTY OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, AS TO THE QUANTITY, QUALITY, CONDITION, SUITABILITY OR HABITABILITY OF ANY OF THE LAND UNDERLYING ANY OF THE EASEMENT RIGHTS GRANTED TO SUCH GRANTEE HEREIN FOR ANY PURPOSE WHATSOEVER, INCLUDING WITHOUT LIMITATION, SOIL CONDITIONS, AVAILABILITY OF UTILITIES, DRAINAGE, ZONING LAWS, ENVIRONMENTAL LAWS, OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTES, CODES, REGULATIONS OR ORDINANCES.  EACH GRANTEE ALSO ACKNOWLEDGES AND AGREES THAT IT IS THE GRANTEE'S OBLIGATION TO INSPECT AND INVESTIGATE THE LAND SUBJECT TO THE EASEMENT RIGHTS GRANTED HEREIN TO DETERMINE WHETHER SUCH LAND IS ADEQUATE TO ENABLE THE GRANTEE TO MAKE THE USE THEREOF INTENDED HEREIN AND FURTHER IT SHALL BE THE GRANTEE'S OWN DETERMINATION WITH RESPECT TO THE SUITABILITY OF THE LAND, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO SOIL CONDITIONS, AVAILABILITY OF UTILITIES, DRAINAGE, ZONING LAWS, ENVIRONMENTAL LAWS, AND ANY OTHER FEDERAL, STATE OR LOCAL STATUTES, CODES REGULATIONS OR ORDINANCES.  EACH GRANTEE ACKNOWLEDGES THAT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS PARAGRAPH ARE AN INTEGRAL PORTION OF THIS EASEMENT AGREEMENT.

12.
Testing.  EACH GRANTEE MUST OBTAIN THE GRANTOR’S PRIOR APPROVAL FOR THE PERFORMANCE OF ANY INVASIVE OR INTRUSIVE SOIL, GEOLOGICAL, GEOTHERMAL OR OTHER PHYSICAL TESTING OF ANY KIND, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL TESTING, RECOMMENDED BY SUCH GRANTEE’S ENGINEERS OR REQUIRED BY SUCH GRANTEE’S MORTGAGEES.  ANY REQUEST BY A GRANTEE TO PERFORM INVASIVE TESTING AT ANY SITE ON THE GRANTOR’S PROPERTY MUST BE ACCOMPANIED BY A SUMMARY OF THE PROPOSED SCOPE OF WORK OR THE ENGINEER’S PROPOSAL.  A GRANTEE SHALL NOT INTERFERE UNREASONABLY WITH THE OPERATION OF THE FACILITIES LOCATED ON THE GRANTOR’S PROPERTY THAT IS SUBJECT TO ITS INSPECTION OR TESTING AND SHALL COORDINATE ALL OF ITS ACTIVITIES AND THOSE OF ITS ENGINEERS, REPRESENTATIVES, CONSULTANTS AND AGENTS WITH THE GRANTOR TO MINIMIZE POSSIBLE INTERFERENCE WITH SUCH FACILITIES OR THEIR OPERATION.  EACH GRANTEE SHALL PROMPTLY RESTORE ANY AREA OF THE GRANTOR’S PROPERTY THAT IS DISTURBED IN THE COURSE OF GRANTEE’S TESTING OR USE TO THE CONDITIONS EXISTING PRIOR TO ANY TESTS CONDUCTED BY SUCH GRANTEE OR ITS REPRESENTATIVES OR TO THE CONDITIONS EXISTING PRIOR TO ANY USE MADE BY SUCH GRANTEE OR ITS REPRESENTATIVES.

13.
INDEMNIFICATION.  EACH GRANTEE AGREES TO INDEMNIFY, DEFEND, AND HOLD GRANTOR HARMLESS FROM AND AGAINST ANY CLAIM MADE AGAINST GRANTOR AND/OR GRANTOR’S REPRESENTATIVES FOR ANY LOSS OR DAMAGE INCLUDING PROPERTY DAMAGE AND DEATH OR BODILY INJURY, SUFFERED BY GRANTOR OR ANY OF ITS REPRESNTATIVES AS A RESULT OF SUCH GRANTEE’S INSPECTIONS, SAMPLING OR TESTING AND GRANTEE’S USE OF THE EASEMENTS GRANTED TO IT HEREIN.  THE FOREGOING INDEMNIFICATION OBLIGATIONS OF THE PARTIES SHALL SURVIVE ANY SALE OF PROPERTY BY EITHER PARTY AND SHALL SURVIVE ANY EXPIRATION OR TERMINATION OF ANY OF THE EASEMENT RIGHTS GRANTED HEREUNDER FOR ACTIONS ACCRUING DURING THE TERM HEREOF.

14.
WAIVER OF LIABILITY.  EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS WITH RESPECT TO CLAIMS OF THIRD PARTIES,  THE PARTIES’ LIABILITY FOR DAMAGES HEREUNDER IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY, AND NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS EASEMENT AGREEMENT.

15.
Termination.  Any grantee may terminate and abandon any of its easement rights granted hereunder, by written notice to the other party, and such termination and abandonment shall be irrevocable and effective as of the date set forth in such notice.  The party so terminating its rights hereunder shall have removed its Improvements from the other party’s property prior to such termination and shall repair and restore the land disturbed by such removal.  If the terminating party has not removed its Improvements on or prior to the effective date of such termination, such Improvements shall become the property of the applicable grantor, and grantee shall have no further right in or to such Improvements.  In addition, if any or all of any easement granted to a grantee are taken by condemnation, then such easement shall terminate at the time of such taking, and such grantee shall be entitled to the portion of the condemnation award as shall be mutually determined between the applicable grantor and such grantee, or as determined by final non-appealable order of an appropriate court having jurisdiction thereof.

16.
Cooperation in Operations.  The parties agree to cooperate in good faith with each other in negotiating a possible relocation of any easement right granted hereunder and the associated Improvements in order to accommodate the reasonable development of the business and property of the other; provided, however, that the grantee shall not be required to release any easement rights in such negotiations, and in the relocation of such easement rights, the cost of such relocation shall be borne by the grantor requesting such relocation, and such relocation shall not place any greater burden on the grantee in the development and use of such grantee’s easement rights than the burden such grantee would incur if such grantee were to develop and use its easement rights hereunder in their present location.

17.
Permanent Covenants Running with Land.  Other than the grant of easement under Section 1 hereof, which shall automatically terminate of even date with any termination of the services provided under Exhibit B of the SSA, and subject to the provisions of Section 15 hereof, all of the easements and rights hereby granted, the restrictions and obligations hereby imposed, and the agreements herein contained shall be permanent, perpetual easements, rights, restrictions, obligations and agreements and shall be covenants running with the land and shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors, and assigns, the land affected hereby and the future owners thereof.  Each party shall provide (or cause to be provided) to any persons acquiring any interest or rights in its property or any portion thereof that is affected by this Easement Agreement with a copy of this Easement Agreement.

18.	Covenant Against Liens.

A.           Each grantee hereby covenants and agrees that it will not cause or permit any lien (including, without limitation, the filing of any mechanic’s lien) to be filed or asserted against the property of the grantor as a result of any act or omission of grantee.  In the event any such lien or notice of lien is filed, grantee shall, within twenty (20) days of receipt of notice from grantor of the filing of the lien, contest such lien as permitted by law if such contest is sufficient alone to prevent the lien from maturing, or contest said lien as permitted by law and bond or insure over said lien, or fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by applicable law.  If grantee fails to so contest and/or discharge the lien, then, in addition to any other right or remedy of grantor, grantor may bond or insure over the lien or otherwise discharge the lien.  Grantee shall reimburse grantor any amount paid by grantor to bond or insure over the lien or discharge the lien, including without limitation reasonable attorneys’ fees, within fifteen (15) days of receipt of invoice therefor.  Any rights and obligations created under or by this Section shall survive termination or expiration of this Easement Agreement.

B.           Each grantor shall have the right to cause one or more mortgages or deeds of trust against the property owned by such grantor, provided, however, that the mortgagee or beneficiary/grantee thereunder shall be subject to all of the covenants, conditions and restrictions of this Easement Agreement, and if any portion of such property subject to such mortgages or deeds of trust are sold under a foreclosure, or conveyed to such mortgagee or beneficiary/grantee in lieu of foreclosure, any such purchaser or grantee and its successors and assigns shall hold any and all such property purchased or acquired subject to all of the covenants, conditions and restrictions of this Easement Agreement.

19.	Recordation. The parties shall file a memorandum of record in the property records of Payne County, Oklahoma, providing notice of this Easement Agreement.

20.
Notices.  Any notice and other communication hereunder shall be in writing and shall be deemed to have been duly given upon receipt if (i) hand delivered personally, (ii) mailed by certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or other express carrier, fee prepaid, (iv) sent via facsimile with receipt confirmed, or (v) sent via electronic email with receipt confirmed, provided that such notice or communication is addressed to the parties at their respective addresses below:

To SemCrude:	SemCrude, L.P.

11501 South I-44 Service Road

Oklahoma City, Oklahoma 73173

Telephone: 405-691-5016

Attention: Peter Schwiering

with copy to:

SemCrude, L.P.

Two Warren Place

6120 South Yale Avenue, Suite 700

Tulsa, Oklahoma 74136

Phone: (918) 524-8100

Fax: (918) 524-8290

Attention: Chief Financial Officer

To SGLP:	SemGroup Energy Partners, L.L.C.

Two Warren Place

6120 South Yale Avenue, Suite 500

Tulsa, Oklahoma 74136

Phone: (918) 524-5500

Fax: (918) 524-5805

Attention: Chief Financial Officer

Any party may change the person and address to which notices or other communications to it hereunder are to be sent by giving written notice of any such change to the other party in the manner provided in this Section.

21.
Non-Waiver.  No delay or failure by either party to exercise any right under this Easement Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

22.	Headings. Headings in this Easement Agreement are for convenience only and shall not be used to interpret or construe its provisions.

23.
Governing Law; Jurisdiction.  The terms and provisions of this Easement Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.  During the pendency of the Bankruptcy Cases (as defined below), and without limiting any party’s right to appeal any order of the Bankruptcy Court (as defined below), (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms hereof and to decide any claims or disputes which may arise or result from, or be connected hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as provided hereinabove.  “Bankruptcy Cases” means the chapter 11 cases commenced by SemGroup, L.P. and certain of its direct and indirect subsidiaries on July 22, 2008, jointly administered under Case No. 08-11525 (BLS).  “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Bankruptcy Cases from time to time. Thereafter, the parties agree that action with respect to this Easement Agreement will be brought in an Oklahoma state court or Federal Court of the United States sitting in the county in which the Real Property is located and the parties hereby submit to the exclusive jurisdiction of said court.  The parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue or any dispute arising out of or relating to this Easement Agreement or any of the transactions contemplated hereby brought in any court specified above, or any defense of inconvenient forum of the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

24.
Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS EASEMENT AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS EASEMENT AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).  EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS EASEMENT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS EASEMENT AGREEMENT.

25.	Counterparts. This Easement Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

26.
Entire Agreement.  This Easement Agreement, together with the Exhibits hereto, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any previous agreements or correspondence between the parties with respect to the same.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Easement Agreement as if set forth in full herein.  This Easement Agreement may not be amended, modified, supplemented or altered except through a written agreement signed by the parties.  The parties hereto may replace the Exhibits annexed hereto from time to time as needed to truly and correctly reflect the property affected hereby and the correct placement, nature and extent of the Improvements.  Either party may require the parties to execute and deliver a written supplement to the memorandum hereof to be filed of record in the property records of Payne County, Oklahoma, to truly and correctly reflect the property affected hereby from time to time.

In Witness Whereof, the parties have executed this Mutual Easement Agreement as of the date first above written.

SEMCRUDE, L.P.

By: SemOperating G.P. L.L.C.,
       its general partner

By:_/s/ Terrence Ronan              ____
Name:  Terrence Ronan
Title:    President & CEO

SEMGROUP ENERGY PARTNERS, L.L.C.

By:_/s/ Alex G. Stallings
Name:   Alex G. Stallings
Title:     Chief Financial Officer and Secretary

SEMGROUP CRUDE STORAGE, L.L.C.

By:_/s/ Alex G. Stallings
Name:     Alex G. Stallings
Title:	Chief Financial Officer and Secretary

To be attached:

Exhibits A through E-2

EXHIBIT “A”

(see attached)

EXHIBIT “B”

(see attached)

EXHIBIT “C”

(see attached)

EXHIBIT “D”

(see attached)

EXHIBIT “E-1”

(see attached)

EXHIBIT “E-2”

(see attached)